UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

MAKO SURGICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Davie Road Fort Lauderdale, Florida 33317
(Address of principal executive offices, including zip code)

(954) 927-2044 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

          On November 14, 2012, MAKO Surgical Corp. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Piper Jaffray & Co. (the “Underwriter”). Pursuant to the Purchase Agreement, the Company agreed to sell and the Underwriter agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 3,042,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price per share of $13.15. The Underwriter also had an option to purchase 456,300 additional shares of Common Stock at the same price per share to cover any over-allotments. Delivery of the shares sold is expected to occur on November 19, 2012, subject to customary closing conditions. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

          The shares sold were registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-181277) (the “Registration Statement”) that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, including the prospectus constituting a part thereof, dated May 9, 2012, as supplemented by the final prospectus supplement, dated November 14, 2012 (collectively, the “Prospectus”). In connection with the filing of the Registration Statement and Prospectus, Foley & Lardner LLP, legal counsel to the Company, issued an opinion and consent to the Company as to the validity of the shares of the Common Stock being offered in the Public Offering, which are filed herewith as Exhibits 5.1 and 23.1 and which constitute part of the Registration Statement.

Item 9.01.          Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

	(1.1)	Purchase Agreement, dated November 14, 2012, by and between MAKO Surgical Corp. and Piper Jaffray & Co.

	(5.1)	Opinion of Foley & Lardner LLP, dated November 15, 2012.

	(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKO SURGICAL CORP.

Date: November 15, 2012	By:	/s/ Menashe R. Frank
Menashe R. Frank
Senior Vice President, General Counsel
and Secretary

MAKO SURGICAL CORP.

Exhibit Index to Current Report on Form 8-K
Dated November 14, 2012

Exhibit Number

(1.1)	Purchase Agreement, dated November 14, 2012, by and between MAKO Surgical Corp. and Piper Jaffray & Co.

(5.1)	Opinion of Foley & Lardner LLP, dated November 15, 2012.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).